UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):    May 13, 2009

Mach One Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 333-146744

Nevada	88-0338837
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

974 Silver Beach Road Belgium, WI 53004
(Address of Principal Executive Offices, Including Zip Code)

888-400-7179
(Registrant's Telephone Number, Including Area Code)

6430 Congress Drive
West Bend, WI 53095
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

Effective May 13, 2009, the client auditor relationship between the Company and Larry O’Donnell CPA, PC (“O’Donnell”) was terminated as O’Donnell was dismissed by the Company.  Effective May 13, 2009, the Company engaged Carver, Moquist and O’Connor, LLC (“Carver”) as its principal independent registered public accountant for the fiscal year ended December 31, 2009. The decision to change accountants was recommended, approved and ratified by the Company’s Board of Directors effective May 13, 2009.

O’Donnell was engaged on or around January 1, 2004.

O’Donnell’s report on the financial statements of the Company for the fiscal years ended December 31, 2008 and 2007, and any later interim period, including the interim period up to and including the date the relationship with O’Donnell ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company’s ability to continue as a going concern.

In connection with the audit of the Company’s fiscal years ended December 31, 2008 and December 31, 2007, and any later interim period, including the interim period up to and including the date the relationship with O’Donnell ceased, there were no disagreements between O’Donnell and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of O’Donnell would have caused O’Donnell to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements.

There have been no reportable events as provided in Item 304(a)(1)(iv) of Regulation S-K during the Company’s fiscal years ended December 31, 2008 and December 31, 2007, and any later interim period, including the interim period up to and including the date the relationship with O’Donnell ceased.

The Company has authorized O’Donnell to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company’s independent registered accountant. The Company has requested that O’Donnell review the disclosure and O’Donnell has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company’s expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter will be filed as an exhibit to this Report.

The Company has not previously consulted with Carver regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) a reportable event (as provided in Item 304(a)(1)(iv) of Regulation S-K) during the Company’s fiscal years ended December 31, 2008 and December 31, 2007, and any later interim period, including the interim period up to and including the date the relationship with O’Donnell ceased. Carver has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a).  Carver did not furnish a letter to the Commission.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits.

16.	Letter from Larry O'Donnell, CPA, PC..

Signature(s)

                Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Mach One Corporation

Date: May 13, 2009	By:	/s/ Monte B. Tobin
Monte B. Tobin President